THIRD quarter 2023 Financial results NOVEMBER 2, 2023 EXHIBIT 99.2

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “assume,” “believe,” “could,” “estimate,” “expect,” “guidance,” “intend,” “many,” “positioned,” “potential,” “project,” “think,” “should,” “target,” “will,” “would” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our solid repair and remodel channel and new construction channel macro-economic headwinds; focus on improving operating performance which we believe provides profitability leverage; the timelines for openings of our Western Window Systems Architectural Design Studio, our Thin Triple glass fabrication facility, and our new Diamond Glass brand integrations; our diversified product portfolio positioning us to capture profitable growth in the new construction and repair and remodel channels; continued focus on operating efficiencies expected to drive additional margin expansion; our expectation to continue to invest in R&D and talent; increasing shareholder value through various actions; and, our net sales and Adjusted EBITDA guidance. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: unpredictable weather and macroeconomic factors that may negatively impact the repair and remodel and new construction markets and the construction industry generally, especially in the state of Florida and the western United States, where the substantial portion of our sales are currently generated, and in the U.S. generally; changes in raw material prices, especially for aluminum, glass, vinyl, and steel, including, price increases due to the implementation of tariffs and other trade-related restrictions, Pandemic-related supply chain interruptions, or interruptions from the conflict in Ukraine; our dependence on a limited number of suppliers for certain of our key materials; our dependence on our impact-resistant product lines, which increased with the acquisition of Eco, and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products; the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, our recent acquisitions, including our acquisitions of Martin Door Holdings, Inc. (“Martin”) and Anlin Windows & Doors ("Anlin"); our level of indebtedness, which increased in connection with our recent acquisitions, including our acquisitions of Martin and Anlin; increases in credit losses from obligations owed to us by our customers in the event of a downturn in the home repair and remodel or new home construction channels in our core markets and our inability to collect such obligations from such customers; the risks that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits expected from our acquisitions of Martin and Anlin may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates; increases in transportation costs, including increases in fuel prices; our dependence on our limited number of geographically concentrated manufacturing facilities, which increased further due to our acquisition of Eco; sales fluctuations to and changes in our relationships with key customers; federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations; risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by "hackers" and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended; product liability and warranty claims brought against us; in addition to our acquisitions of Martin and Anlin, our ability to successfully integrate businesses we may acquire in the future, or that any business we acquire may not perform as we expected when we acquired it; and the other risks and uncertainties discussed under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Use of Non-GAAP Financial Measures This earnings presentation and related financial schedules include financial measures and terms not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that presentation of non-GAAP measures such as Adjusted net income, Adjusted net income per share, Adjusted EBITDA, bank-covenant adjusted EBITDA, and free cash flow provides investors and analysts with an alternative method for assessing our operating results in a manner that enables investors and analysts to more thoroughly evaluate our current performance compared to past performance. However, these measures do not provide a complete picture of our operations. Management also believes these non-GAAP measures provide investors with a better baseline for assessing our future earnings potential. The non-GAAP measures included in this earnings presentation are provided to give investors access to types of measures that we use in analyzing our results, and for internal planning and forecasting purposes. Adjusted net income consists of GAAP net income adjusted for the items included in the accompanying reconciliation. Adjusted net income per share consists of GAAP net income per share adjusted for the items included in the accompanying reconciliation. Adjusted EBITDA consists of net income, adjusted for the items included in the accompanying reconciliation. We believe that adjusted EBITDA provides useful information to investors and analysts about the Company’s performance because they eliminate the effects of period-to-period changes in taxes, costs associated with capital investments and interest expense. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes and thus does not reflect the actual funds generated from operations or available for capital investments. Adjusted EBIDA margin consists of EBITDA divided by net sales. Bank-covenant adjusted EBITDA consists of adjusted EBITDA, as previously described, plus adjustments to reflect management’s estimates of the inclusion of the adjusted EBITDA of acquisitions. Bank-covenant adjusted EBITDA is included for the purpose of enabling investors to understand the calculation of, and compliance with, the financial maintenance covenant in our credit documents. See Note (15) on slide 15. Free cash flow, if presented, consists of cash from operations, less purchases of property, plant and equipment as presented on condensed consolidated statement of cash flow. Liquidity consists of net revolver capacity plus cash and cash equivalents. Net revolver capacity is calculated as total revolver capacity, less revolver borrowings and off-balance-sheet outstanding letter-of-credit commitments. Our calculations of adjusted net income and adjusted net income per share, adjusted EBITDA and bank-covenant adjusted EBITDA, free cash flow, if presented, and liquidity, are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, such as net income, but should not be considered a substitute for or superior to GAAP measures. Schedules that reconcile adjusted net income, adjusted net income per share, adjusted EBITDA, and bank-covenant adjusted EBITDA to GAAP net income are included in the financial schedules accompanying this release. We are not able to provide a reconciliation of projected Q4 2023 Adjusted EBITDA to the most directly comparable expected GAAP results due to the unknown effect, timing and potential significance of the effects of legal matters, tax considerations, and income and expense from restructuring costs and charges, acquisition-related costs, and continued cybersecurity costs, if any. Expenses associated with legal matters, tax consequences, and income and expense from restructuring costs and charges, acquisition-related costs, and continued cybersecurity costs, if any.

Q3 2023 Highlights 1 Record Q3 2023 net sales of $400 million, higher by 4% vs prior-year quarter 2 Solid R&R channel performance, especially in the Southeast segment, partially offset by new construction channel macro-economic headwinds 3 Strong operating execution providing profitability leverage in a dynamic sales environment 4 Adjusted EBITDA1 margin higher by 200 bps vs. prior year third quarter 5 Record operating cash flow generation of $80 million 1. Refer to reconciliation to GAAP on slide 14.

SALES TRENDS

Southeast Region Highlights

- Q3'23 sales of $303M up 5% YoY
- R&R and new construction channels both demonstrating revenue growth
- Order demand up versus the prior year quarter

Western Region Highlights

- Q3'23 sales of $97M down 1% YoY
- Organic sales down 9% YoY
- Organic order demand down versus the prior year quarter
- Western Window Systems Architectural Design Studio opening in Santa Monica, CA later this month
- Experiencing order growth from the launch of Martin garage doors in our Texas NewSouth markets

Looking Ahead

- Diamond Glass launched in Q3 in WinDoor; PGT brands in Q4
- Our first Thin Triple glass fabrication facility will be in Prince George County, VA; on-track for early 2024 shipments
- Total Open Order Backlog[1] at $215M











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1 Open Order Backlog in all periods includes orders in which revenue has been recognized in accordance with ASC 606.

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Q3 2023 results Recognized leader in premium windows and doors that can withstand some of the toughest weather conditions on earth and unify indoor/outdoor living spaces Q3 2023 vs. Q3 2022 Net Sales $400M 3.7% Gross Profit $162M 8.0% Gross Margin 40.4% 160bps Adjusted EBITDA1 $78M 15.1% Adj. EBITDA Margin1 19.6% 200bps Adj. Net Income per Share - Diluted1 $0.66 20.0% Highlights Revenue increased 4% Organic Unit Volume -1%, Price +2% Southeast up 5%, Western down 1% Gross Profit increased 8% Solid performance by operating teams; increased leverage from higher sales Pricing offsetting raw material and wage inflation Adjusted EBITDA increased 15% Gross Profit expansion paired with controlled SG&A spending driving improved profitability Refer to reconciliation to GAAP on slide 14.

Balance sheet and Liquidity Update NET LEVERAGE Total Debt Outstanding $640.0M Less: Cash $37.7M Net Debt $602.3M Bank-Covenant LTM Adj EBITDA1 $270.7M Net Debt to Bank-Covenant Adj EBITDA1 2.2x LIQUIDITY PROFILE Cash $37.7M Unused Credit Capacity2 $176.5M Total Available Liquidity $214.2M Senior Notes (Oct 2029) $575.0M Revolver (Oct 2027) $65.0M Total Debt Outstanding $640.0M Debt Maturity Schedule ($M) as of 09/30/2023 Revolver Senior Notes COMMENTARY Strong and flexible balance sheet provides ability to fund capital priorities Executed $29.7 million of share repurchases, bringing YTD total to $75.1 million Paid-down $39.0 million in revolver borrowings Sequential improvement in Net Leverage Ratio (from 2.4x) bolstered by record operating cash flow of $79.5 million in the third quarter Refer to reconciliation to GAAP on slide 13 for calculations of the ratio of net debt to bank-covenant adjusted EBITDA, net debt to adjusted EBITDA. Calculated as total revolver capacity ($250.0M), less revolver borrowings ($65.0M) and outstanding letter-of-credit commitments ($8.5M).

Modeling Assumptions, Q4 2022 actual and Q4 2023 Guidance Q4 2023 Modeling Assumptions Depreciation and Amortization ~$15M - $16M Interest Expense ~$8M Non-Cash Stock Compensation ~$4M Capex as % of Net Sales 4% - 5% Tax Rate 26% - 27% Q4 2022 Results Q4 2023 Guidance (Updated 11/2/23) Net Sales $341M Net Sales $325M - $350M Adjusted EBITDA1 $48M Adjusted EBITDA2 $51M - $57M Refer to reconciliation to GAAP on page 14. Refer to Use of Non-GAAP Financial Measures.

Why Invest in PGT Innovations 01. National leader in growing premium impact-resistant and indoor / outdoor window and door category 02. Well positioned with diversified product portfolio to capture profitable growth in new construction and R&R channels 03. Continued focus on operational efficiencies expected to drive additional margin expansion 04. Targeted investing in R&D and talent to remain an industry leader in innovation and product development 05. Increasing shareholder value through return of capital and strategic investments

Q&A

Appendix Reconciliation to Pro Forma Net Debt Leverage Ratio, Adjusted Net Income, Adjusted Net Income per Share-diluted, Adjusted EBITDA, Bank-Covenant Adjusted EBITDA

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands)

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands, except RATIO)

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands, except per share amounts and PERCENTAGES) THREE MONTHS ENDED SEPTEMBER 30, 2023, OCTOBER 1, 2022, AND DECEMBER 31, 2022

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(1) Represents an insurance recovery gain relating to the wind-down of the commercial portion of our NewSouth acquisition.

(2) Represents costs and charges, net, relating to our management-approved plan to exit the North Carolina market relating to our NewSouth brand. As a result, we determined to close our NewSouth showrooms in Raleigh-Durham and Charlotte, North Carolina, which resulted in net restructuring costs and charges, net, totaling $1.7 million, including $2.5 million in the second quarter of 2023, partially offset by a gain of $0.8 million in the third quarter of 2023 relating to the forgiveness of a portion of the operating lease liability by the landlord of the Charlotte, NC location, which we satisfied in the third quarter of 2023. Of the $2.5 million in restructuring costs and charges in the second quarter of 2023, $2.0 million represents the total impairments of the right-of-use assets of the leases of the Raleigh-Durham and Charlotte, North Carolina showroom facilities, and $0.4 relates to write-offs of the related leasehold improvements. The remainder represents personnel-related costs, which were paid by the end of the 2023 second quarter.

(3) In 2023, represents acquisition-related costs, including transfer taxes assessed to the Company in the first quarter of 2023 relating to the Anlin acquisition, and costs relating to the redemption in the second quarter of 2023 of the 25% non-controlling interest in Eco. In 2022, represents costs relating to our Martin acquisition.

(4) Represents severance costs relating to the termination of the employment of our former Chief Financial Officer, which was effective close of business February 27, 2023.

(5) Represents write-offs of property and equipment and other impaired assets.

(6) Represents adjustments to contingent consideration associated with our Anlin Acquisition.

(7) Represents impairment charge relating to our WinDoor tradename.

(8) Represents cyberattack recovery costs. We previously disclosed this event by Current Report on Form 8-K, filed with the SEC on November 7, 2022. We updated its status by Current Report on Form 8-K, filed with the SEC on April 6, 2023.

(9) Represents disruption and recovery costs caused by Hurricane Ian in late-September 2022.

(10) Represents tax gross-up payment required to be made to the non-controlling interest relating to our acquisition of Eco.

(11) Represents additional costs relating to the relocation of our CGI Commercial business to a new location in the Miami, FL area, being shared with our Eco Enterprises entity.

(12) Represents debt extinguishment costs relating to the refinancing of our 2016 Credit Agreement and repayment, in full, of the then existing term loan.

(13) Represents costs relating to product line rationalizations and transitions.

(14) Adjusted EBITDA of Martin represents, for the applicable periods, management's estimates of Adjusted EBITDA of the acquired business, based on its historical financial information at the time of acquisition, as adjusted to give effect to (a) the elimination of expenses related to the prior owners and certain other costs and expenses that are not indicative of the underlying business performance, if any, as if such business had been acquired on the first day of such period (“Acquisition EBITDA Adjustments”), and (b) contract and acquisition annualization for contracts entered into and acquisitions completed by such acquired business prior to our acquisition. Further adjustments are made to such Adjusted EBITDA to reflect estimated operating cost savings and synergies, if any, anticipated to be realized upon acquisition and integration of the business into our operations. We use Adjusted EBITDA for the acquired businesses to adjust our Adjusted EBITDA to include a proportional amount of the Adjusted EBITDA of the acquired businesses based upon the respective number of months of operation for such period prior to the date of our acquisition of each such business.

(15) Bank-Covenant Adjusted EBITDA represents Adjusted EBITDA for the applicable period as adjusted to give effect to management's estimates of Adjusted EBITDA of Martin. These adjustments reflect monthly allocations of Adjusted EBITDA for the acquired businesses based on straight-line proration. As a result, these estimates do not take into account the seasonality of a particular acquired business. While we do not believe the seasonality of any-one acquired business is material when aggregated with other acquired businesses, the estimates may result in a higher or lower adjustment to our Bank-Covenant Adjusted EBITDA than would have resulted had we adjusted for the actual results of each of the acquired businesses for the period prior to our acquisition. We believe that Bank-Covenant Adjusted EBITDA is useful to investors and creditors to monitor and evaluate our borrowing capacity and compliance with certain of our debt covenants. Bank-Covenant Adjusted EBITDA as presented herein is calculated in accordance with the terms of our existing term loan credit agreement.

(16) Bank-Covenant net debt leverage ratio represents Net debt divided by Bank-Covenant Adjusted EBITDA.

PGT INNOVATIONS
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